UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05740)

Exact name of registrant as specified in charter: Putnam Managed Municipal Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2009

Date of reporting period November 1, 2008 – April 30, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PMM

# Putnam Managed Municipal Income Trust

## Semiannual Report 4|30|09

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Managed Municipal
Income Trust

Semiannual Report
4 | 30 | 09

Message from the Trustees	2

About the fund	6

Performance snapshot	8

Interview with your fund’s Portfolio Manager	9

Performance in depth	13

Your fund’s management	15

Terms and definitions	16

Trustee approval of management contract	17

Other information for shareholders	21

Financial statements	22

Message from the Trustees

Dear Fellow Shareholder:

Since the fourth quarter of 2007, investors have endured one of the most difficult downturns in decades, but there now seem to be early signs that the storm clouds may be starting to clear in the stock market. Although this downturn is far from over and we remain cautious, we are encouraged by a number of developments.

Before its climb was interrupted by profit taking in early May, the stock market experienced a two-month run-up from its March lows. Although many analysts agree that the stock market is in the process of bottoming out, they are careful to note that the market is fairly valued today and that it will require positive corporate earnings growth to continue its climb.

The outlook for the fixed-income market is less clear. Hundreds of billions of dollars in economic stimulus spending have increased the U.S. deficit, which may weaken demand for Treasuries. Corporate and municipal debt may fare slightly better.

Under President and CEO Robert L. Reynolds, Putnam Investments has instituted several changes in order to position Putnam mutual funds for a market recovery. In April, Walter C. Donovan, a 25-year investment industry veteran, joined Putnam as Chief Investment Officer. Mr. Donovan will lead a reinvigorated investment organization strengthened by the arrival during the past few months of several well-regarded senior portfolio managers, research analysts, and equity traders.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds and W. Thomas Stephens has rejoined the Board. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

Mr. Stephens retired in December 2008 as Chairman and Chief Executive Officer of Boise Cascade, L.L.C., a paper, forest products, and timberland assets company. He is a Director of TransCanada Pipelines, Ltd., an energy infrastructure company. From 1997 to 2008, Mr. Stephens served on the Board of Trustees of the Putnam Funds. Until 2004, he also was a Director of Xcel Energy Incorporated, Qwest Communications, and Norske Canada, Inc.

An update on the proposed merger of your fund

In early January 2009, Putnam Investments and the Board of Trustees announced that the previously announced merger of Putnam Managed Municipal Income Trust (the “Fund”) into Putnam Tax-Free High Yield Fund, an open-end fund, would be delayed in light of current unsettled market conditions. We would like to take the opportunity of this semiannual report to update Fund shareholders on the status of the merger transaction.

As a result of preferred share remarketing failures that began in February 2008, the Fund’s preferred shareholders have faced significant liquidity issues, and the Fund’s common shareholders have been paying preferred shareholders so-called “maximum dividend rates” required by the terms of the preferred shares. As a result, we have devoted considerable efforts since then to addressing the situation in a manner that takes into account the interests of both common and preferred shareholders.

Our efforts have resulted in several actions to date. In July 2008, we announced the use of tender option bonds as a substitute form of financial leverage that would permit the redemption of 10% of the Fund’s outstanding preferred shares. In September 2008, we announced a preliminary plan to merge the Fund into the comparable open-end Putnam fund noted above.

In approving the proposed merger, the Board of Trustees considered, among other factors, marketplace developments for leveraged closed-end funds, the risks and costs to the Fund’s common shareholders of maintaining the current preferred share leverage over time, the cost and availability of alternative leverage financing sources for the Fund, the level of discount then prevailing in the trading price of the Fund’s shares as compared with net asset value, and general conditions in the municipal bond market. A plan of merger was formally approved and announced in October 2008. We noted at the time that completion of the merger would be subject to a number of conditions and other factors and that the expected dates for submission to shareholders and merger completion could be delayed in light of changing market conditions.

Because the open-end fund into which the Fund would merge is not legally permitted to issue preferred shares, the Board of Trustees authorized the Fund to redeem all of its preferred shares through a series of partial redemptions in anticipation of shareholder approval and completion of the merger. In light of unsettled market conditions at the time, the Board granted Putnam Investments discretion with respect to the amount and timing of such redemptions. From November 2008 through January 2009, Putnam Investments carried out preferred share redemptions that significantly reduced the Fund’s preferred share leverage, though the Fund today remains leveraged in a manner reasonably comparable to its industry peers.

The market events that followed the bankruptcy filing by Lehman Brothers in September 2008 represent the proverbial 100-year flood. Although the Fund’s portfolio was well positioned to commence preferred share redemptions, liquidity in all major markets declined significantly during this period. As a result, in January 2009 Putnam Investments advised the Board of Trustees that prevailing market conditions made it inadvisable to implement additional redemptions of the preferred shares. In particular, certain credit quality segments (e.g., securities rated BBB and below) of the municipal bond market represented in the Fund’s portfolio were facing, and continue to face at this time, liquidity challenges.

In recent months, we have continued to monitor prospects for completing the proposed merger in light of evolving market conditions. While liquidity conditions in all markets have generally improved, Putnam Investments has advised the Board of Trustees that prevailing market conditions continue to make it inadvisable to implement the remaining redemptions of the preferred shares. In addition, improved liquidity conditions will be necessary for the open-end fund’s portfolio managers to be well positioned to respond to potential post-merger redemptions from former Fund common shareholders. At the same time, as a result of recent Federal Reserve actions, which have reduced short-term borrowing costs to historical lows, the current cost of maintaining the Fund’s preferred share leverage continues to be highly favorable to the common shareholders.

All in all, because of continued liquidity challenges in certain credit quality segments of the municipal bond market, as well as the continuing benefits of preferred share leverage to the Fund’s common shareholders, Putnam Investments has advised the Trustees that implementation of the merger in the near future would not be in the best interests of the Fund’s common shareholders. Accordingly, the Board of Trustees has authorized Putnam Investments to suspend further efforts to implement the merger at this time.

We continue to believe that the proposed merger may well represent the best long-term option for the Fund’s common shareholders, but it is not certain when, or if, conditions may emerge that would make it advisable to renew efforts to complete the merger. We will continue to monitor market conditions in light of the interests of both common and preferred shareholders, and will communicate with the Fund’s shareholders on a periodic basis regarding these matters.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Potential for income exempt from federal income tax

Municipal bonds finance important public projects such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Managed Municipal Income Trust offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax, and often state and local taxes. The bonds are backed by either the issuing city or town or by revenues collected from usage fees, and have varying degrees of credit risk — the risk that the issuer won’t be able to repay the bond.

The fund’s portfolio managers can select bonds from a variety of state and local governments throughout the United States. The fund also combines bonds of differing credit quality. In addition to investing in high-quality bonds, the managers allocate a portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the portfolio managers consider factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid. The managers are backed by Putnam’s fixed-income organization, where municipal bond analysts are grouped into sector teams and conduct ongoing research. Once a bond has been purchased, the managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond. Typically, lower-rated bonds are reviewed more often because of their greater potential risk.

The goal of research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings — either by acquiring more of a particular bond or by selling it — for the benefit of the fund and its shareholders.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information.

Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Municipal bonds may finance a range of community projects
in your community and thus play a key role in its development.

6	7

Performance
snapshot

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 9 and 13–14 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s Portfolio Manager

Paul Drury

Thank you, Paul, for talking with us today about what has been a challenging six months for the fixed-income markets. How has this volatility affected the municipal bond market?

The final months of 2008 were dominated by continued turmoil in the credit markets. Forced selling by hedge funds and investment banks, which sought to raise capital and cover losses, put pressure on municipal bonds. This created an environment in which all investment-grade asset classes, including municipal bonds, underperformed U.S. Treasuries.

The economy remained weak in the first quarter of 2009, extending the recession that took hold in 2008, as financial markets, though improved from the fourth quarter, remained in disarray. Consumer confidence was feeble, housing prices continued to retreat, and unemployment rose to levels not seen in decades. The U.S. government, notably the Federal Reserve [the Fed] and the Treasury, implemented several wide-ranging measures to restore market stability and investor confidence, joining policy-makers around the globe in efforts to shore up bank balance sheets and reestablish the flow of credit.

That said, high-grade municipal bonds performed well in January and February. Against this backdrop, municipal bonds posted their best quarterly performance since 2004 in the first quarter of 2009. April

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/09. See page 8 and pages 13–14 for additional fund performance information. Index descriptions can be found on page 16.

marked a continuation of the municipal bond upswing, buoyed by the introduction of Build America Bonds [BABs], a new form of debt that was unveiled as part of the stimulus bill. Aimed at easier, more affordable access to capital for cash-strapped state and local governments, BABs are issued as taxable securities, with local and state governments receiving a 35% subsidy of the interest directly from the Treasury. The new taxable debt issuance by traditionally tax-exempt issuers created concerns about the future of the tax-exempt bond supply, and continued the municipal bond rally into April.

How did Putnam Managed Municipal Income Trust perform?

During the period, the fund outperformed its Lipper peer group, High Yield Municipal Debt Funds (closed-end). For the six months ended April 30, 2009, the fund returned 2.27%, while the Lipper group gained 1.73%. Both the fund and Lipper peer group lagged the national benchmark, the Barclays Capital Municipal Bond Index, which returned 8.20%. The benchmark, which includes only investment-grade municipal bonds, benefited from investors’ overall “flight to quality” in the municipal bond market during the period.

What technical factors drove municipal bond performance during the period?

The Lehman Brothers bankruptcy, the exit of UBS from the institutional market, and Bank of America’s purchase of Merrill Lynch were the major issues that drove performance.

We saw a temporary lack of primary market supply, as municipal bond issuers delayed new issuance due to market conditions. Because new issues typically help provide price discovery in the marketplace, as dealers delayed pricing new issues, secondary market liquidity was hurt. These issues put downward pressure on municipal bond prices, hurting the asset class’s performance further. Spreads widened to unprecedented levels in mid-December before partially

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 4/30/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

recovering as the primary market reopened and fund flows turned positive.

With all of these these issues taking place, how did you position the portfolio?

The fund’s overall credit quality was high during the period, and we remained underweight the long end of the curve. This positioning aided relative performance, as the lower-rated issues underperformed their higher-quality peers. In addition, the portfolio’s overweight to 15- to 25-year maturities aided relative performance.

Any notable contributors and detractors?

Any high-quality, short-maturity bonds benefited as investors sought out quality during the period. As the yield curve steepened and shorter-maturity issues outperformed their longer-maturity counterparts, the fund’s positions in high-quality, short-maturity bonds outperformed on a relative basis. Bonds with high coupon rates also helped performance. Prerefunded bonds fit this description because they are generally shorter maturities and are almost always backed by either the U.S. Treasury or other government agencies. Many prerefunded bonds also carry higher coupon rates because they are older bonds. Badger Tobacco Settlement bonds is an example of a holding in our fund that fell into this category. Prerefunding means the bond issuer was able to secure enough in Treasury securities to ensure it would redeem the bond issues on their first call date. This action raised the bonds’ creditworthiness along with the price.

As for holdings that hurt performance, any bond with a long maturity or lower credit quality suffered as the yield curve steepened. Lower-rated instruments were punished as investors fled from perceived risk. An example of such a fund holding is the Internext Group certificate of participation bond. This particular bond is BBB-rated and

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are exclusive of insured or prerefunded status and may differ from the summary information below.

was punished for its lower credit quality as investors migrated to higher-quality debt.

What is your outlook for the municipal bond market?

With the announcement of more well-defined government initiatives, including the U.S. Treasury’s plan to handle toxic mortgage assets, there are signs that a degree of confidence is returning to the capital markets. Credit investors are becoming more concerned about what they should buy rather than what they should sell. While risks remain, we may be beginning to see a change in investors’ risk appetite.

Concerns remain about state budgets, the future of bond insurers, and the potential for regulatory changes, though market sentiment has improved due to the strong response to BABs and the emergence of new buyers of state and local debt.

In this environment, we see two notable reasons why municipal bond funds remain particularly attractive. The first is the probability of higher future tax rates, with income tax rates likely to rise when the Bush tax cuts are scheduled to discontinue in 2010. This has the potential to make municipal bonds an even more attractive asset class relative to taxable fixed-income investments. Second, the overall credit quality of the municipal bond asset class is strong. As I mentioned in the last report, we believe that many areas of the municipal bond market have been oversold, creating the chance for us to add bonds with attractive yields to the portfolio.

Thank you, Paul, for your time and insights.

IN THE NEWS

The Obama administration estimates a record $1.84 trillion budget deficit for 2009. The combination of higher government debt and stimulus spending has cooled investors’ attitudes toward Treasury bonds, whose prices have fallen more than 20% since the start of 2009, despite their safe-haven status. Historically, Treasury bonds have been among the investments most vulnerable to fears of rising inflation, which can result from increased government spending. Massive government stimulus often leads to higher prices for consumer goods because the Federal Reserve, in effect, prints more money to pay for the additional spending. This, in turn, can diminish the purchasing power of the dollar. Higher interest rates will push down Treasury prices because when interest rates rise, bond prices fall, and vice versa.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 4/30/09

				Lipper High Yield
			Barclays	Municipal Debt
			Capital Municipal	Funds (closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
Life of fund (since 2/24/89)	5.31%	4.58%	6.44%	4.29%

10 years	24.76	3.04	59.47	26.47
Annual average	2.24	0.30	4.78	2.26

5 years	3.55	12.02	22.34	2.77
Annual average	0.70	2.30	4.11	0.48

3 years	–10.71	–5.10	12.11	–13.90
Annual average	–3.71	–1.73	3.88	–4.97

1 year	–13.69	–12.06	3.11	–16.83

6 months	2.27	4.47	8.20	1.73

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks due to varying methods for determining a fund's monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/09, there were 15, 15, 14, 14, 11, and 6 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/09

	NAV	Market price

Annual average
Life of fund (since 2/24/89)	5.13%	4.32%

10 years	20.58	–4.44
Annual average	1.89	–0.45

5 years	–2.88	–2.57
Annual average	–0.58	–0.52

3 years	–13.85	–11.66
Annual average	–4.85	–4.05

1 year	–16.08	–15.96

6 months	–10.97	–13.14

Fund price and distribution information For the six-month period ended 4/30/09

Distributions

Number		6

Income [1]		$0.2202

Capital gains [2]		—

Total		$0.2202

Distributions — preferred shares*	Series A	Series B	Series C

Income [1]	$2,251.58	$239.86	$236.13

Capital gains [2]	—	—	—

Total	$2,251.58	$239.86	$236.13

Share value	NAV	Market price

10/31/08	$6.23	$5.70

4/30/09	6.12	5.72

Current yield (end of period)	NAV	Market price

Current dividend rate [3]	7.45%	7.97%

Taxable equivalent [4]	11.46	12.26

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* For further information on the preferred shares outstanding during the period, please refer to Note 4: Preferred shares on page 48.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2009. Results for investors subject to lower tax rates would not be as advantageous.

Your fund’s management

In addition to Paul Drury, your fund’s Portfolio Managers are Brad Libby, Susan McCormack, and Thalia Meehan.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2009, and April 30, 2008.

Trustee and Putnam employee fund ownership

As of April 30, 2009, 12 of the 14 Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$44,000	$32,000,000

Putnam employees	$5,000	$339,000,000

Other Putnam funds managed by the Portfolio Managers

Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Managers of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam Tax Exempt Income Fund, Putnam Tax-Free High Yield Fund, Putnam AMT-Free Municipal Fund*, and Putnam Municipal Opportunities Trust.

Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

* Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 25th percentile in management fees and in the 25th percentile in total expenses as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. The Trustees considered that most Putnam funds currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Yield Municipal Debt Funds (closed-end)) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	50th

Three-year period	87th

Five-year period	76th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 15, 15, and 12 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended December 31, 2007. In this regard, the Trustees considered Putnam Management’s belief that one factor in the fund’s relative underperformance during these periods was its selection of higher-quality bonds during these periods, when lower-quality bonds had strong relative performance. The Trustees also considered that Putnam Management continues to believe that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and the fund’s performance for the one-year period has rebounded.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper High Yield Municipal Debt Funds (closed-end) category for the one-year, five-year, and ten-year periods ended March 31, 2009, were 32%, 60%, and 75%, respectively. Over the one-year, five-year, and ten-year periods ended March 31, 2009, your fund ranked 5th out of 15, 9th out of 14, and 9th out of 11 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of your fund’s investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share
repurchase program

In September 2008, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2008, up to 10% of the fund’s common shares outstanding as of October 7, 2008.

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings —as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/09 (Unaudited)

Key to abbreviations

AMBAC AMBAC Indemnity Corporation	FRN Floating Rate Notes

Cmnwlth. of PR Gtd. Commonwealth of Puerto Rico	FSA Financial Security Assurance
Guaranteed
GNMA Coll. Government National Mortgage
COP Certificate of Participation	Association Collateralized

FGIC Financial Guaranty Insurance Company	G.O. Bonds General Obligation Bonds

FHA Insd. Federal Housing Administration Insured	NATL National Public Finance Guarantee Corp.

FNMA Coll. Federal National Mortgage Association	U.S. Govt. Coll. U.S. Government Collateralized
Collateralized
VRDN Variable Rate Demand Notes
FRB Floating Rate Bonds

MUNICIPAL BONDS AND NOTES (135.1%)*	Rating**	Principal amount	Value

Alabama (0.9%)
Butler, Indl. Dev. Board Solid Waste Disp. Rev.
Bonds (GA. Pacific Corp.), 5 3/4s, 9/1/28	B	$1,500,000	$909,210

Courtland, Indl. Dev. Board Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 11/1/13	BBB	1,500,000	1,451,445

Sylacauga, Hlth. Care Auth. Rev. Bonds (Coosa
Valley Med. Ctr.), Ser. A
6s, 8/1/35	B/P	250,000	172,855
6s, 8/1/25	B/P	650,000	497,848

			3,031,358
Arizona (4.5%)
Apache Cnty., Indl. Dev. Auth. Poll. Control Rev.
Bonds (Tucson Elec. Pwr. Co.)
Ser. B, 5 7/8s, 3/1/33	Baa3	1,000,000	833,200
Ser. A, 5.85s, 3/1/28	Baa3	250,000	215,475

AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds (John
C. Lincoln Hlth. Network), 6 3/8s, 12/1/37
(Prerefunded)	BBB	1,500,000	1,747,605

Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A
7 5/8s, 12/1/29	B+/P	1,800,000	1,497,186
7 1/4s, 12/1/19	B+/P	1,000,000	873,500

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.), Ser. A, 6.2s,
12/1/21	BBB–/P	455,000	416,339

Coconino Cnty., Poll. Control Rev. Bonds
(Tuscon/Navajo Elec. Pwr.), Ser. A, 7 1/8s,
10/1/32	Baa3	3,750,000	3,192,713

Maricopa Cnty., Poll. Control Rev. Bonds
(El Paso Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	2,200,000	2,317,370
(Public Service Co. of NM), Ser. A, 6.3s, 12/1/26	Baa3	535,000	483,934

Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr.), Ser. A, 6 3/8s, 9/1/29	Baa3	500,000	452,800
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	1,140,000	816,730

Salt Verde, Fin. Corp. Gas Rev. Bonds, 5 1/2s,
12/1/29	A	2,000,000	1,549,100

MUNICIPAL BONDS AND NOTES (135.1%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
(Scottsdale Hlth. Care), Class A, 5 1/4s, 9/1/30	A3	$1,000,000	$868,520

Tempe, Indl. Dev. Auth. Sr. Living Rev. Bonds
(Friendship Village), Ser. A, 5 3/8s, 12/1/13	BB–/P	393,000	366,174

			15,630,646
Arkansas (0.6%)
Arkadelphia, Pub. Ed. Fac. Board Rev. Bonds
(Ouachita Baptist U.), 6s, 3/1/33	BB/P	840,000	655,687

Little Rock G.O. Bonds (Cap. Impt.), FSA, 3.95s,
4/1/19	AAA	45,000	45,171

Springdale, Sales & Use Tax Rev. Bonds, FSA
4.05s, 7/1/26	AAA	1,000,000	922,160
4s, 7/1/27	AAA	600,000	573,798

			2,196,816
California (10.2%)
Assn. of Bay Area Governments Fin. Auth. COP
(American Baptist Homes), Ser. A, 6.2s, 10/1/27	BBB–	345,000	286,243

CA Hlth. Fac. Fin. Auth. Rev. Bonds
AMBAC, 5.293s, 7/1/17	A2	3,400,000	3,385,754
(CA-NV Methodist), 5s, 7/1/26	A	740,000	667,347

CA Poll. Control Fin. Auth. Rev. Bonds (Pacific
Gas & Electric Corp.), Class D, FGIC, 4 3/4s,
12/1/23	A3	2,500,000	2,304,175

CA Poll. Control Fin. Auth. Solid Waste Disp. FRB
(Waste Management, Inc.), Ser. C, 5 1/8s,
11/1/23	BBB	2,150,000	1,880,691

CA Poll. Control Fin. Auth. Solid Waste Disp.
Rev. Bonds (Waste Management, Inc.), Ser. A-2,
5.4s, 4/1/25	BBB	1,760,000	1,533,435

CA State G.O. Bonds, 6 1/2s, 4/1/33	A2	5,000,000	5,381,600

CA State Econ. Recvy. VRDN, Ser. C-2, 0.37s,
7/1/23	VMIG1	400,000	400,000

CA Statewide Cmnty. Dev. Auth. COP (The Internext
Group), 5 3/8s, 4/1/30	BBB	3,950,000	2,717,403

CA Statewide Cmnty. Dev. Auth. Rev. Bonds (Thomas
Jefferson School of Law), Ser. A, 7 1/4s, 10/1/38	BB+	560,000	427,213

Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02
5.05s, 9/2/35	BB+/P	1,015,000	711,637
5s, 9/2/30	BB+/P	245,000	174,621

Chula Vista, Cmnty. Fac. Dist. Special Tax Rev. Bonds
(No. 06-1 Eastlake Woods Area), 6.1s, 9/1/21	BBB/P	1,000,000	958,160
(No. 07-1 Otay Ranch Village Eleven), 5.8s, 9/1/28	BB/P	290,000	206,898

Chula Vista, Indl. Dev. Rev. Bonds (San Diego
Gas), Ser. B, 5s, 12/1/27	A1	1,490,000	1,176,310

Foothill/Eastern Corridor Agcy. Rev. Bonds (CA
Toll Roads), 5 3/4s, 1/15/40	Baa3	2,000,000	1,470,200

Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A-1, 5s, 6/1/33	BBB	750,000	478,613

MUNICIPAL BONDS AND NOTES (135.1%)* cont.	Rating**	Principal amount	Value

California cont.
Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Ladera Ranch No. 02-1), Ser. A, 5.55s,
8/15/33	BBB/P	$900,000	$678,420

Poway, Unified School Dist. Cmnty. Facs. Special
Tax Bonds (Dist. No. 14- Area A), 5 1/8s, 9/1/26	BB–/P	850,000	610,377

Roseville, Natural Gas Fin. Auth. Rev. Bonds, 5s,
2/15/12	A2	400,000	377,208

Sacramento, Special Tax (North Natomas Cmnty.
Fac.), Ser. 4-C, 6s, 9/1/33	BBB/P	1,245,000	984,197

Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax
Rev. Bonds (Impt. Area No. 1), Ser. B, 6 3/8s,
9/1/30	BBB/P	3,075,000	2,610,245

Sunnyvale, Special Tax Rev. Bonds (Cmnty. Fac.
Dist. No. 1), 7 3/4s, 8/1/32	BB–/P	835,000	730,934

Thousand Oaks, Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Marketplace 94-1), zero %, 9/1/14	B/P	2,805,000	1,859,996

Vernon, Natural Gas Fin. Auth. Mandatory Put
Bonds, Ser. A-4, NATL, 5s, 8/3/09	AA–	3,780,000	3,781,512

			35,793,189
Colorado (3.3%)
CO Edl. & Cultural Fac. Auth. VRDN (National
Jewish Federation Bond), Ser. C-2, 0.55s, 3/1/36	VMIG1	600,000	600,000

CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 8 1/4s, 1/1/24	BB–/P	375,000	376,774
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB–/P	425,000	304,024
(Valley View Assn.), 5 1/4s, 5/15/42	BBB	3,495,000	2,499,834
(Evangelical Lutheran), 5 1/4s, 6/1/23	A3	1,000,000	871,670

CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.)
Ser. C1, NATL, 5 1/2s, 9/1/24	AA	1,000,000	882,210
Ser. B, zero %, 9/1/35 (Prerefunded)	Aaa	15,500,000	2,312,290
Ser. B, zero %, 9/1/34 (Prerefunded)	Aaa	16,500,000	2,656,005

Denver, City & Cnty. Arpt. Rev. Bonds, Ser. D,
AMBAC, 7 3/4s, 11/15/13	A1	805,000	881,547

Denver, City & Cnty. Special Fac. Arpt. Rev.
Bonds (United Airlines), Ser. A, 5 1/4s, 10/1/32	B–	325,000	167,616

			11,551,970
Connecticut (0.2%)
CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth.
Care Rev. Bonds (Elim Street Park
Baptist, Inc.), 5.85s, 12/1/33	BBB+	750,000	551,798

			551,798
Delaware (0.5%)
DE State Rev. Bonds (Beebe Med. Ctr.), Ser. A,
5s, 6/1/30	Baa1	1,000,000	745,420

DE State Hlth. Facs. Auth. Rev. Bonds (Beebe Med.
Ctr.), Ser. A, 5s, 6/1/16	Baa1	500,000	457,720

New Castle Cnty., Rev. Bonds (Newark Charter
School, Inc.), 5s, 9/1/36	BBB+	100,000	63,489

Sussex Cnty., Rev. Bonds (First Mtge. - Cadbury
Lewes), Ser. A, 5.9s, 1/1/26	B/P	500,000	358,675

			1,625,304

MUNICIPAL BONDS AND NOTES (135.1%)* cont.	Rating**	Principal amount	Value

District of Columbia (0.1%)
DC Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, zero %, 6/15/46	BBB/F	$17,500,000	$365,575

			365,575
Florida (7.1%)
Double Branch Cmnty. Dev. Dist. Rev. Bonds,
Ser. A, 6.7s, 5/1/34	A–	945,000	928,141

Escambia Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5s, 8/1/26	BBB	2,000,000	1,338,400

Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds
Ser. A, 6 1/8s, 5/1/34	BB/P	455,000	337,815
Ser. B, 5 1/8s, 11/1/09	BB/P	80,000	64,570

FL Hsg. Fin. Corp. Rev. Bonds, Ser. G, 5 3/4s,
1/1/37	Aa1	1,365,000	1,359,922

Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
5 3/8s, 6/1/46	A–	4,380,000	3,341,195

Heritage Harbour Marketplace Cmnty., Dev. Dist.
Special Assmt. Bonds, 5.6s, 5/1/36	BB–/P	385,000	226,380

Heritage Harbour, South Cmnty. Dev. Distr. Rev.
Bonds, Ser. A, 6 1/2s, 5/1/34	BB+/P	465,000	407,196

Heritage Isle at Viera, Cmnty. Dev. Dist. Special
Assmt., Ser. B, 5s, 11/1/09	BB/P	125,000	116,316

Hillsborough Cnty., Indl. Dev. Auth. Poll.
Control Mandatory Put Bonds
(Tampa Elec. Co.), Ser. B, 5.15s, 9/1/13	Baa2	400,000	401,384
AMBAC, 5s, 3/15/12	A	525,000	527,048

Jacksonville, Econ. Dev. Comm. Hlth. Care Fac.
Rev. Bonds (Proton Therapy Inst.), Class A, 6s,
9/1/17	B/P	450,000	410,792

Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev.
Bonds (Gerdau Ameristeel US, Inc.), 5.3s, 5/1/37	Ba1	1,500,000	783,750

Jacksonville, Hlth. Fac. Auth. Rev. Bonds (Brooks
Hlth. Syst.), 5s, 11/1/27	A	2,500,000	2,064,575

Lakeland, Retirement Cmnty. Rev. Bonds
(1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	340,000	243,494

Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(Cypress Cove Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25	BB–/P	1,100,000	774,741
(Shell Pt./Alliance Oblig. Group), 5 1/8s,
11/15/36	BB+	575,000	348,962
(Shell Pt./Alliance Cmnty.), 5s, 11/15/22	BB+	1,500,000	1,093,260

Main St. Cmnty., Dev. Dist. Special Assmt. Bonds,
Ser. A, 6.8s, 5/1/38	BB–/P	245,000	158,407

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.), Ser. A
6.8s, 11/15/31	Ba2	500,000	323,270
6.7s, 11/15/19	Ba2	1,335,000	1,030,420

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.7s, 5/1/37	BB–/P	975,000	540,881

Reunion West, Cmnty. Dev. Dist. Special Assmt.
Bonds, 6 1/4s, 5/1/36	BB–/P	1,670,000	820,955

Six Mile Creek, Cmnty. Dev. Dist. Rev. Bonds,
5.65s, 5/1/22	BB–/P	1,240,000	632,016

MUNICIPAL BONDS AND NOTES (135.1%)* cont.	Rating**	Principal amount	Value

Florida cont.
South Miami, Hlth. Fac. Auth. Rev. Bonds (Baptist
Hlth.), 5 1/4s, 11/15/33 (Prerefunded)	Aaa	$1,500,000	$1,699,650

South Village, Cmnty. Dev. Dist. Rev. Bonds,
Ser. A, 5.7s, 5/1/35	BB–/P	955,000	573,382

Split Pine, Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A, 5 1/4s, 5/1/39	BB–/P	1,850,000	922,780

Tampa Bay, Cmnty. Dev. Dist. Special Assmt. Bonds
(New Port), Ser. A, 5 7/8s, 5/1/38	BB–/P	655,000	242,350

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds
6.55s, 5/1/27	BB–/P	700,000	505,225
5.4s, 5/1/37	BB–/P	440,000	249,242

Verandah, West Cmnty. Dev. Dist. Rev. Bonds (Cap.
Impt.), Ser. A, 6 5/8s, 5/1/33	BBB–/P	465,000	376,743

Verano Ctr. Cmnty. Dev. Dist. Special Assmt.
Bonds (Cmnty. Infrastructure)
Ser. A, 5 3/8s, 5/1/37	BB–/P	1,020,000	489,600
Ser. B, 5s, 11/1/13	BB–/P	615,000	332,100

Wentworth Estates, Cmnty. Dev. Dist. Special
Assmt. Bonds, Ser. A, 5 5/8s, 5/1/37	BB–/P	970,000	473,176

World Commerce Cmnty. Dev. Dist. Special Assmt.,
Ser. A-1
6 1/2s, 5/1/36	BB–/P	1,245,000	583,930
6 1/4s, 5/1/22	BB–/P	665,000	325,385

			25,047,453
Georgia (2.9%)
Burke Cnty., Poll. Control Dev. Auth. Mandatory
Put Bonds (Oglethorpe Pwr. Corp.), Ser. C-2,
AMBAC, 4 5/8s, 4/1/10	A	4,500,000	4,498,830

Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist
Hlth. Care Syst.), U.S. Govt. Coll., 6 1/4s,
10/1/18 (Prerefunded)	AAA	2,000,000	2,327,380

Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	BB–/P	600,000	423,150
(First Mtge. — Lenbrook), Ser. A, 5s, 7/1/17	B/P	1,370,000	1,069,312

Marietta, Dev. Auth. Rev. Bonds (U. Fac. - Life
U., Inc.), Ser. PJ, 6 1/4s, 6/15/20	Ba3	1,395,000	1,122,138

Med. Ctr. Hosp. Auth. Rev. Bonds (Spring Harbor
Green Island), 5 1/4s, 7/1/27	B+/P	575,000	406,054

Rockdale Cnty., Dev. Auth. Rev. Bonds
(Visy Paper), Ser. A, 6 1/8s, 1/1/34	B+/P	600,000	384,186

			10,231,050
Hawaii (0.3%)
HI Dept. of Trans. Special Fac. Rev. Bonds
(Continental Airlines, Inc.), 7s, 6/1/20	B	1,490,000	1,132,400

			1,132,400
Idaho (0.6%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam.
Mtge.), Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	910,000	883,064

Madison Cnty., Hosp. COP, 5 1/4s, 9/1/20	BBB–	1,480,000	1,228,740

			2,111,804

MUNICIPAL BONDS AND NOTES (135.1%)* cont.	Rating**	Principal amount	Value

Illinois (1.9%)
Chicago, G.O. Bonds, Ser. A, AMBAC, 5 5/8s, 1/1/39	Aa3	$105,000	$105,458

Du Page Cnty., Special Svc. Area No. 31 Special
Tax Bonds (Monarch Landing)
5 5/8s, 3/1/36	BB–/P	350,000	209,699
5.4s, 3/1/16	BB–/P	254,000	226,012

IL Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist
Hlth. Syst./Sunbelt Obligation), 5.65s, 11/15/24
(Prerefunded)	A+/F	750,000	778,020

IL Fin. Auth. Rev. Bonds
(Monarch Landing, Inc.), Ser. A, 7s, 12/1/27	B/P	1,150,000	735,874
(Landing At Plymouth Place), Ser. A, 6s, 5/15/25	B+/P	200,000	145,556
(Silver Cross Hosp. & Med.), 6s, 8/15/23	A	2,345,000	2,305,088
(Three Crowns Pk. Plaza), Ser. A, 5 7/8s, 2/15/26	B+/P	1,000,000	720,350
(Landing At Plymouth Place), Ser. A, 5.35s, 5/15/15	B+/P	600,000	508,224

IL Fin. Auth. Solid Waste Disposal (Waste
Mgmt., Inc.), Ser. A, 5.05s, 8/1/29	BBB	500,000	388,080

IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.), Ser. A, 7 7/8s,
7/1/20	CCC/P	168,115	131,360
(St. Benedict), Ser. 03A-1, 6.9s, 11/15/33
(In default) †	D/P	500,000	200,000
(Elmhurst Memorial Hlth. Care), 5 5/8s, 1/1/28	Baa1	500,000	394,380

			6,848,101
Indiana (2.9%)
Anderson, Econ. Dev. Rev. Bonds (Anderson U.),
5s, 10/1/28	BBB–/F	555,000	366,045

IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5 1/4s, 10/15/21	Aa3	650,000	565,565

IN Hlth. Fac. Fin. Auth. VRDN (Fayette Memorial
Hosp. Assn.), Ser. A, 0.52s, 10/1/32	A-1+	835,000	835,000

IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
(USX Corp.), 5.6s, 12/1/32	Baa1	2,500,000	2,078,625

Indianapolis, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.1s, 1/15/17	Baa2	3,500,000	3,071,145

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	AA	1,125,000	1,122,008
NATL, 5.6s, 11/1/16	AA	700,000	706,811
Ser. A, NATL, 5.6s, 11/1/16	AA	500,000	504,865

Jasper Hosp. Auth. Rev. Bonds (Memorial Hosp.),
5 1/2s, 11/1/32	A–	500,000	453,560

St. Joseph Cnty., Econ. Dev. Rev. Bonds (Holy
Cross Village Notre Dame), Ser. A, 5 3/4s, 5/15/15	B/P	455,000	393,234

			10,096,858
Iowa (3.7%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives)
9 1/4s, 7/1/25 (Prerefunded)	AAA	4,480,000	5,313,683
Ser. A, 5 1/4s, 7/1/17	BB+	1,040,000	838,094
Ser. A, 5s, 7/1/19	BB+	2,750,000	2,055,900
Ser. A, 5 1/2s, 7/1/25	BB+	950,000	653,496

MUNICIPAL BONDS AND NOTES (135.1%)* cont.	Rating**	Principal amount	Value

Iowa cont.
IA Fin. Auth. Retirement Cmnty. Rev. Bonds
(Friendship Haven), Ser. A
6 1/8s, 11/15/32	BB/P	$750,000	$520,358
6s, 11/15/24	BB/P	200,000	151,136

IA State Higher Ed. Loan Auth. Rev. Bonds, 5s,
10/1/22	BBB–/F	800,000	718,800

Tobacco Settlement Auth. of IA Rev. Bonds
Ser. B, 5.6s, 6/1/34	BBB	3,250,000	1,982,305
Ser. C, 5 3/8s, 6/1/38	BBB	1,250,000	699,075

			12,932,847
Kentucky (0.7%)
KY Econ. Dev. Fin. Auth. Rev. Bonds (First Mtg.),
Ser. IA, 8s, 1/1/29	B+/P	305,000	237,961

KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
(Norton Hlth. Care), Ser. A
6 1/2s, 10/1/20	Baa1	1,040,000	1,047,030
6 1/2s, 10/1/20 (Prerefunded)	AAA/P	675,000	732,038

Louisville/Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/28	Baa2	500,000	453,255

			2,470,284
Louisiana (3.0%)
Desoto Parish, Rev. Bonds (Intl. Paper Co.
Project), Ser. A, 5s, 10/1/12	BBB	250,000	246,175

LA Local Govt. Env. Fac. Cmnty. Dev. Auth.
Rev. Bonds
(Hlth. Care — St. James Place), Ser. A, 7s,
11/1/26 (Prerefunded)	AAA/P	1,720,000	1,805,759
(St. James Place), Ser. A, 7s, 11/1/20
(Prerefunded)	AAA/P	1,000,000	1,049,860

Rapides, Fin. Auth. Mandatory Put Bonds (Cleco
Pwr.), 5 1/4s, 3/1/13	Baa1	4,250,000	4,012,000

Tangipahoa Parish Hosp. Svcs. Rev. Bonds (North
Oaks Med. Ctr.), Ser. A, 5s, 2/1/25	BBB+	500,000	396,155

Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 01-B, 5 7/8s, 5/15/39	BBB	2,700,000	1,880,577

W. Feliciana Parish, Poll. Control Rev. Bonds
(Gulf States Util. Co.), Ser. C, 7s, 11/1/15	BBB	1,165,000	1,166,410

			10,556,936
Maine (0.8%)
ME State Hsg. Auth. Rev. Bonds, Ser. D-2-AMT, 5s,
11/15/27	Aa1	1,405,000	1,395,868

Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	B2	3,000,000	1,524,270

			2,920,138
Maryland (2.5%)
Baltimore Cnty., Rev. Bonds (Oak Crest
Village, Inc.), Ser. A, 5s, 1/1/27	BBB+	2,000,000	1,572,400

MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac), 6.2s, 9/1/22	Baa1	550,000	586,608

MUNICIPAL BONDS AND NOTES (135.1%)* cont.	Rating**	Principal amount	Value

Maryland cont.
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(WA Cnty. Hosp.), 5 3/4s, 1/1/38	BBB–	$450,000	$356,369
(Medstar Hlth.), 5 3/4s, 8/15/15	A3	1,400,000	1,463,238
(King Farm Presbyterian Cmnty.), Ser. A, 5 1/4s,
1/1/27	B/P	710,000	430,842
(King Farm Presbyterian Cmnty.), Ser. B, 4 3/4s,
1/1/13	B/P	1,700,000	1,500,947

MD State Indl. Dev. Fin. Auth. Rev. Bonds
(Synagro-Baltimore), Ser. A, 5 3/8s, 12/1/14	BBB+/F	1,000,000	936,080

MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev.
Bonds (Our Lady of Good Counsel School), Ser. A,
6s, 5/1/35	BB–/P	400,000	273,720

Westminster, Econ. Dev. Rev. Bonds (Carroll
Lutheran Village), Ser. A
6 1/4s, 5/1/34	BB/P	600,000	433,770
5 7/8s, 5/1/21	BB/P	1,600,000	1,260,560

			8,814,534
Massachusetts (7.1%)
Boston, Indl. Dev. Fin. Auth. Rev. Bonds
(Springhouse, Inc.), 6s, 7/1/28	BB–/P	1,600,000	1,165,216

MA State Dev. Fin. Agcy. Rev. Bonds
(Linden Ponds, Inc. Fac.), Ser. A, 5 3/4s,
11/15/42	BB/P	500,000	277,835
(Linden Ponds, Inc.), Ser. A, 5 3/4s, 11/15/35	BB/P	755,000	433,929
(Boston Biomedical Research), 5 3/4s, 2/1/29	Baa3	1,000,000	737,360
(Linden Ponds, Inc.), Ser. A, 5 1/2s, 11/15/22	BB/P	390,000	262,458
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	1,700,000	1,388,798
(First Mtge. — Orchard Cove), 5s, 10/1/19	BB–/P	550,000	419,045

MA State Dev. Fin. Agcy. Higher Ed. Rev. Bonds
(Emerson College), Ser. A, 5s, 1/1/18	A–	420,000	430,987

MA State Dev. Fin. Agcy. Hlth. Care Fac. Rev.
Bonds (Adventcare), Ser. A, 6.65s, 10/15/28	B/P	1,050,000	754,383

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15
(Prerefunded)	AAA/P	2,375,000	2,843,065
(Norwood Hosp.), Ser. C, 7s, 7/1/14 (Prerefunded)	BB/P	1,185,000	1,422,059
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	2,550,000	1,794,053
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	2,225,000	1,998,896
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	3,450,000	3,331,769
(Quincy Med. Ctr.), Ser. A, 6 1/4s, 1/15/28	BB–/P	1,700,000	1,218,407
(Hlth. Care Syst.-Covenant Hlth.), 6s, 7/1/31	A	1,065,000	1,007,597
(Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27	A1	1,000,000	995,440
(Fisher College), Ser. A, 5 1/8s, 4/1/37	BBB–	250,000	162,700
(Milford Regl. Med.), Ser. E, 5s, 7/15/22	Baa3	2,200,000	1,638,538

MA State Indl. Fin. Agcy. Rev. Bonds
(1st Mtge. Stone Institution & Newton), 7.9s,
1/1/24	BB–/P	750,000	661,860
(1st Mtge. Berkshire Retirement), Ser. A, 6 5/8s,
7/1/16	BBB–	2,150,000	2,112,053

			25,056,448

MUNICIPAL BONDS AND NOTES (135.1%)* cont.	Rating**	Principal amount	Value

Michigan (3.1%)
Detroit, G.O. Bonds (Cap. Impt.), Ser. A-1, 5s,
4/1/15	BB	$950,000	$786,439

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
FSA, 6 1/4s, 7/1/36	AAA	1,660,000	1,708,870

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med.
Ctr.), 6s, 7/1/20	Ba1	275,000	237,795

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp.), Ser. A, 5 3/4s, 9/1/17	Ba1	450,000	384,615

MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 6s, 4/1/22	A2	1,500,000	1,363,485
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	1,000,000	814,650
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25	BBB	755,000	530,599

MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A,
3.9s, 6/1/30	AA+	2,300,000	2,264,603

MI State Strategic Fund, Ltd. Rev. Bonds
(Worthington Armstrong Venture), U.S. Govt.
Coll., 5 3/4s, 10/1/22 (Prerefunded)	AAA/P	1,350,000	1,516,968

Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy
Memorial Hosp.), 5 1/2s, 6/1/20	Baa3	1,480,000	1,188,114

			10,796,138
Minnesota (1.7%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/34	BBB–	3,000,000	2,426,370

Duluth, Econ. Dev. Auth. Hlth. Care Fac. Rev.
Bonds (BSM Properties, Inc.), Ser. A, 5 7/8s,
12/1/28	B+/P	115,000	78,856

Inver Grove Heights, Nursing Home Rev. Bonds
(Presbyterian Homes Care), 5 3/8s, 10/1/26	B/P	700,000	500,038

MN State Hsg. Fin. Agcy. Rev. Bonds (Residential
Hsg.), Ser. H, 4.15s, 1/1/12	Aa1	745,000	748,688

North Oaks, Sr. Hsg. Rev. Bonds
(Presbyterian Homes), 6 1/8s, 10/1/39	BB/P	315,000	242,185

Sauk Rapids Hlth. Care & Hsg. Fac. Rev. Bonds
(Good Shepherd Lutheran Home), 6s, 1/1/34	B+/P	400,000	264,264

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast)
6s, 11/15/35	Ba1	1,350,000	985,527
Ser. B, 5.85s, 11/1/17	Ba1	250,000	223,713

St. Paul, Port Auth. Lease Rev. Bonds (Regions
Hosp. Pkg. Ramp), Ser. 1, 5s, 8/1/36	BBB–/P	850,000	486,710

			5,956,351
Mississippi (1.1%)
MS Bus. Fin. Corp. Poll. Control Rev. Bonds
(Syst. Energy Resources, Inc.), 5.9s, 5/1/22	BBB	1,630,000	1,419,551

MS Home Corp. Rev. Bonds (Single Fam. Mtge.),
Ser. B-2, GNMA Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	940,000	962,193

Warren Cnty., Gulf Opportunity Zone (Intl.
Paper Co.), Ser. A, 6 1/2s, 9/1/32	BBB	1,600,000	1,418,064

			3,799,808

MUNICIPAL BONDS AND NOTES (135.1%)* cont.	Rating**	Principal amount	Value

Missouri (7.4%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A,
5 1/2s, 6/1/16	A+	$1,000,000	$1,034,160

Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev.
Bonds (First Mtge. Bishop Spencer), Ser. A,
6 1/2s, 1/1/35	BB–/P	2,000,000	1,360,940

MO State Hlth. & Edl. Fac. Auth. Rev. Bonds,
Ser. 2003A (St. Luke’s Health), 5 1/2s, 11/15/28 T	AAA	10,000,000	10,444,957

MO State Hlth. & Edl. Fac. Auth. VRDN
(Washington U. (The)), Ser. C, 0.45s, 9/1/30	VMIG1	1,600,000	1,600,000
(Sisters of Mercy Hlth.), Ser. A, 0.45s, 6/1/16	VMIG1	5,100,000	5,100,000
(Sisters of Mercy Hlth.), Ser. B, 0.45s, 6/1/16	VMIG1	2,700,000	2,700,000
(Washington U. (The)), Ser. B, 0.35s, 3/1/40	VMIG1	1,000,000	1,000,000

MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan), Ser. A-1, GNMA
Coll, FNMA Coll, 7 1/2s, 3/1/31	AAA	275,000	292,625
(Single Fam. Homeowner Loan), Ser. B-1, GNMA
Coll., FNMA Coll., 7.45s, 9/1/31	AAA	260,000	269,149
(Single Fam. Homeowner Loan), Ser. A-1, GNMA
Coll., FNMA Coll., 6 3/4s, 3/1/34	AAA	385,000	385,400
(Single Fam. Mtge.), Ser. D-2, GNMA Coll., FNMA
Coll., 6 1/2s, 9/1/29	AAA	940,000	976,040
(Single Fam. Homeowner Loan), Ser. A-2, GNMA
Coll., 6.3s, 3/1/30	AAA	240,000	245,626
(Single Fam. Homeowner Loan), Ser. B, GNMA Coll.,
FNMA Coll., 4.4s, 9/1/14	AAA	345,000	344,821
(Single Fam. Homeowner Loan), Ser. B, GNMA Coll.,
FNMA Coll., 4.3s, 9/1/13	AAA	340,000	339,850

			26,093,568
Montana (1.6%)
Forsyth, Poll. Control VRDN (Pacific Corp.),
0.6s, 1/1/18	P-1	4,400,000	4,400,000

MT Fac. Fin. Auth. Rev. Bonds (Sr. Living St.
Johns Lutheran), Ser. A, 6s, 5/15/25	B+/P	500,000	351,990

MT Fac. Fin. Auth. VRDN (Sisters of Charity),
Ser. A, 0.5s, 12/1/25	VMIG1	560,000	560,000

MT State Board Inv. Exempt Fac. Rev. Bonds (Still
Water Mining Project), 8s, 7/1/20	B–	250,000	184,888

			5,496,878
Nebraska (0.4%)
Central Plains, Energy Project Rev. Bonds (NE Gas
No. 1), Ser. A, 5 1/4s, 12/1/18	A	1,500,000	1,290,255

Kearney, Indl. Dev. Rev. Bonds
(Great Platte River), 8s, 9/1/12 (In default) †	D/P	61,716	11,726
(Brookhaven), zero %, 9/1/12 (In default) †	D/P	791,466	11,872

			1,313,853
Nevada (2.3%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 151) 5s, 8/1/20	BB/P	425,000	243,096
(Summerlin No. 151) 5s, 8/1/16	BB/P	1,010,000	669,145
(Summerlin No. 142) 6 3/8s, 8/1/23	BB/P	970,000	681,910
(Summerlin No. 142) 6.1s, 8/1/18	BB/P	250,000	200,585

MUNICIPAL BONDS AND NOTES (135.1%)* cont.	Rating**	Principal amount	Value

Nevada cont.
Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
Gas Corp.), Ser. C, AMBAC, 5.95s, 12/1/38	A	$5,000,000	$4,078,450

Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-16), 5 1/8s, 3/1/25	BB/P	680,000	308,400
(No. T-17), 5s, 9/1/18	BB/P	370,000	268,098
(No. T-18), 5s, 9/1/16	BB–/P	1,925,000	880,899

Las Vegas, Local Impt. Board Special Assmt.
(Dist. No. 607), 5.9s, 6/1/18	BB/P	1,170,000	821,176

			8,151,759
New Hampshire (1.4%)
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Huntington at Nashua), Ser. A, 6 7/8s, 5/1/33	BB–/P	600,000	512,718
(Kendal at Hanover), Ser. A, 5s, 10/1/18	BBB+	1,875,000	1,754,400

NH State Bus. Fin. Auth. Rev. Bonds (Alice Peck
Day Hlth. Syst.), Ser. A, 7s, 10/1/29
(Prerefunded)	BBB–/P	2,565,000	2,682,015

NH State Bus. Fin. Auth. Swr. & Solid Waste Rev.
Bonds (Crown Paper Co.), 7 7/8s,
7/1/26 (In default) †	D/P	1,394,189	139

			4,949,272
New Jersey (4.8%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5 5/8s, 1/1/38	BB+/P	1,000,000	631,190

NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A, U.S. Govt.
Coll., 7 1/4s, 11/15/31 (Prerefunded)	AAA/F	1,250,000	1,440,338
(Newark Arpt. Marriot Hotel), 7s, 10/1/14	Ba1	2,400,000	2,166,456
(First Mtge. Presbyterian Home), Ser. A, 6 3/8s,
11/1/31	BB/P	500,000	353,810
(United Methodist Homes), Ser. A-1, 6 1/4s, 7/1/33	BB+	1,000,000	714,970
(First Mtge. Lions Gate), Ser. A, 5 7/8s, 1/1/37	B/P	430,000	302,118
(Cigarette Tax), 5 3/4s, 6/15/29	Baa2	1,000,000	730,800
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	4,000,000	3,080,360

NJ Econ. Dev. Auth. Retirement Cmnty. Rev. Bonds
(Seabrook Village, Inc.), 5 1/4s, 11/15/36	BB–/P	860,000	496,616

NJ Econ. Dev. Auth. Solid Waste Mandatory Put
Bonds (Disp. Waste Mgt.), 5.3s, 6/1/14	BBB	1,750,000	1,736,140

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	2,250,000	1,748,228
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Baa2	750,000	574,283
(United Methodist Homes), Ser. A, 5 3/4s, 7/1/29	BB+	2,250,000	1,557,608
(Atlantic City Med.), 5 3/4s, 7/1/25	A+	695,000	683,463

Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 1A, 5s, 6/1/29	BBB	1,100,000	714,164

			16,930,544
New Mexico (0.4%)
Farmington, Poll. Control Rev. Bonds (San Juan),
Ser. B, 4 7/8s, 4/1/33	Baa3	1,800,000	1,250,946

			1,250,946
New York (8.4%)
Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepherd Village),
Ser. A, 6 3/4s, 7/1/28	B/P	600,000	461,166

MUNICIPAL BONDS AND NOTES (135.1%)* cont.	Rating**	Principal amount	Value

New York cont.
Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
(Gurwin Jewish Sr. Residence), Ser. A,
6s, 5/1/39	B+/P	$500,000	$323,420
6s, 5/1/29	B+/P	750,000	516,390

Livingston Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds (Nicholas H. Noyes Memorial Hosp.),
5 3/4s, 7/1/15	BB	1,960,000	1,759,198

Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(Keyspan-Glenwood), 5 1/4s, 6/1/27	A–	2,775,000	2,162,363

Niagara Cnty., Indl. Dev. Agcy. Mandatory Put
Bonds (Solid Waste Disp.)
Ser. C, 5 5/8s, 11/15/14	Baa2	400,000	370,640
Ser. A, 5.45s, 11/15/12	Baa2	500,000	479,730

NY City, Indl. Dev. Agcy. Rev. Bonds (Liberty-7
World Trade Ctr.)
Ser. B, 6 3/4s, 3/1/15	BB/P	200,000	175,228
Ser. A, 6 1/4s, 3/1/15	BB/P	1,775,000	1,518,371

NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Staten Island U. Hosp.), Ser. A, 6 3/8s, 7/1/31	Ba2	790,000	611,397
(Brooklyn Polytech. U. Project J), 6 1/8s,
11/1/30 (Prerefunded)	AAA	200,000	217,770
(Bronx Pkg. Dev. Co., LLC), 5 3/4s, 10/1/37	BB/P	500,000	275,005

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(Airis JFK I, LLC), Ser. A, 5 1/2s, 7/1/28	BBB–	1,300,000	863,460
(American Airlines — JFK Intl. Arpt.), 7 1/2s,
8/1/16	B–	5,975,000	4,838,077
(British Airways PLC), 5 1/4s, 12/1/32	Ba1	3,425,000	1,705,753
(Jetblue Airways Corp.), 5s, 5/15/20	B–	325,000	199,466

NY State Dorm. Auth. Rev. Bonds
(Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32	Baa1	900,000	721,872
(Lenox Hill Hosp. Oblig. Group), 5 1/4s, 7/1/09	Ba1	1,000,000	999,560
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/20	Baa2	1,000,000	853,740

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (Orange Regl. Med. Ctr.), 6 1/4s,
12/1/37	Ba1	725,000	542,880

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A+	3,800,000	3,799,164

Port Auth. NY & NJ Special Oblig Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BB+/P	200,000	154,646
(Kennedy Intl. Arpt. — 4th Installment),
6 3/4s, 10/1/11	BB+/P	500,000	469,660

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
Mandatory Put Bonds (Seneca Meadows, Inc.),
3.33s, 10/1/13	B+	670,000	587,878

Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds
(Peconic Landing), Ser. A, 8s, 10/1/30	BB–/P	2,700,000	2,445,200
(Jefferson’s Ferry), 5s, 11/1/15	BBB–	975,000	893,237
(Jefferson’s Ferry), 4 5/8s, 11/1/16	BBB–	1,000,000	866,540

MUNICIPAL BONDS AND NOTES (135.1%)* cont.	Rating**	Principal amount	Value

New York cont.
Syracuse, Indl. Dev. Agcy. Rev. Bonds
(1st Mtge. — Jewish Home), Ser. A, 7 3/8s, 3/1/21	B+/P	$800,000	$692,848

			29,504,659
North Carolina (3.8%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. D, 6 3/4s, 1/1/26	Baa1	1,500,000	1,525,950
Ser. C, 6 3/4s, 1/1/24	Baa1	750,000	825,338
Ser. A, 5 3/4s, 1/1/26	Baa1	2,250,000	2,257,536

NC Hsg. Fin. Agcy. FRN (Homeownership), Ser. 26,
Class A, 5 1/2s, 1/1/38	Aa2	915,000	917,342

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Presbyterian Homes), 5.4s, 10/1/27	BB/P	2,000,000	1,534,940
(First Mtge. — Presbyterian Homes), 5 3/8s,
10/1/22	BB/P	1,110,000	899,677
(Pines at Davidson), Ser. A, 4.85s, 1/1/26	A–/F	1,270,000	923,849

NC Med. Care Comm. Retirement Fac. Rev. Bonds
(Carolina Village), 6s, 4/1/38	BB/P	500,000	348,645
(First Mtge.), Ser. A-05, 5 1/2s, 10/1/35	BB+/P	1,730,000	1,213,005
(First Mtge.), Ser. A-05, 5 1/4s, 10/1/25	BB+/P	700,000	529,949
(First Mtge. United Methodist), Ser. C, 5 1/4s,
10/1/24	BB+/P	300,000	231,849

NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.), Ser. B, 6 1/2s, 1/1/20	A2	2,000,000	2,058,520

			13,266,600
North Dakota (0.3%)
Grand Forks, Hlth. Care Syst. Rev. Bonds (Altru
Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24
(Prerefunded)	AAA/P	1,000,000	1,089,720

			1,089,720
Ohio (6.7%)
Allen Cnty., Hosp. Fac. VRDN (Catholic Hlth.
Care), Ser. A, 0.45s, 10/1/31	VMIG1	300,000	300,000

American Muni. Pwr. — Ohio, Inc. Rev. Bonds,
5 1/4s, 2/15/33 T	AAA	10,000,000	9,959,676

Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 3/4s, 6/1/34	BBB	9,500,000	5,648,130
5 1/8s, 6/1/24	BBB	1,850,000	1,460,575

Coshocton Cnty., Env. 144A Rev. Bonds
(Smurfit-Stone Container Corp.), 5 1/8s,
8/1/13 (In default) †	D	2,000,000	340,000

Hickory Chase, Cmnty. Auth. Infrastructure Impt.
Rev. Bonds (Hickory Chase), 7s, 12/1/38	BB–/P	700,000	503,636

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp.
Syst.), Ser. C, 5 5/8s, 8/15/29	Baa1	1,530,000	1,296,446

Montgomery Cnty., Hosp. Rev. Bonds (Kettering
Med. Ctr.), 6 3/4s, 4/1/22 (Prerefunded)	A2	1,500,000	1,597,665

OH State Higher Edl. Fac. Commn. Rev. Bonds (U.
Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s, 1/15/39	A2	2,000,000	2,009,680

Toledo-Lucas Cnty., Port Auth. Rev. Bonds (CSX
Transn, Inc.), 6.45s, 12/15/21	Baa3	500,000	468,820

			23,584,628

MUNICIPAL BONDS AND NOTES (135.1%)* cont.	Rating**	Principal amount	Value

Oklahoma (1.5%)
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeownership Loan),
Ser. B, 5.35s, 3/1/35	Aaa	$2,740,000	$2,736,931
Ser. C, GNMA Coll., FNMA Coll., 5.95s, 3/1/37	Aaa	2,455,000	2,455,368

			5,192,299
Oregon (1.0%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza)
6 1/2s, 12/1/29	BB–/P	2,800,000	2,201,192
Ser. A, 5 1/4s, 12/1/26	BB–/P	510,000	358,326

OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds
(Single Family Mtge.), Ser. K, 5 5/8s, 7/1/29	Aa2	820,000	822,214

			3,381,732
Pennsylvania (5.1%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Hlth. Syst.), Ser. B, 9 1/4s, 11/15/22
(Prerefunded)	AAA	195,000	223,236
(Hlth. Syst.), Ser. B, 9 1/4s, 11/15/15
(Prerefunded)	AAA	520,000	577,091
(Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	BB	4,705,000	2,474,971

Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(Env. Impt. — USX Corp.), 6s, 1/15/14	Baa1	750,000	750,090
(Env. Impt.), 5 1/2s, 11/1/16	BB	1,850,000	1,615,846

Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty.
Rev. Bonds (Ann’s Choice, Inc.), Ser. A
6 1/8s, 1/1/25	BB/P	1,160,000	856,173
5.3s, 1/1/14	BB/P	690,000	605,254
5.2s, 1/1/13	BB/P	1,000,000	900,930
5.1s, 1/1/12	BB/P	400,000	370,448

Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB–	915,000	915,476

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes), Ser. A, 5.45s, 1/1/21	BBB+	550,000	458,447
(Presbyterian Homes), Ser. A, 5.35s, 1/1/20	BBB+	515,000	431,343

Delaware Cnty., College Auth. Rev. Bonds
(Neumann College), 6s, 10/1/25	BBB	925,000	811,808

Delaware Cnty., Indl. Dev. Auth. Resource Recvy.
Rev. Bonds, Ser. A, 6.1s, 7/1/13	Ba1	500,000	499,950

Erie-Western PA Port Auth. Rev. Bonds, 6 1/4s,
6/15/10	BB+/F	255,000	255,000

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Brethren Village), Ser. A, 6 3/8s, 7/1/30	BB–/P	625,000	500,150

Lebanon Cnty., Hlth. Facs. Rev. Bonds (Pleasant
View Retirement), Ser. A, 5.3s, 12/15/26	BB/P	500,000	341,005

Montgomery Cnty., Indl. Auth. Resource Recvy.
Rev. Bonds (Whitemarsh Cont Care), 6 1/4s,
2/1/35	B–/P	1,100,000	623,601

New Morgan, Indl. Dev. Auth. Solid Waste Disp.
Rev. Bonds (New Morgan Landfill Co., Inc.),
6 1/2s, 4/1/19	BBB	1,000,000	1,000,720

PA Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds
(Reliant Energy), Ser. B, 6 3/4s, 12/1/36	Ba3	900,000	830,556

MUNICIPAL BONDS AND NOTES (135.1%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Widener U.), 5.4s, 7/15/36	BBB+	$1,000,000	$829,560

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst.), 7 1/4s,
7/1/10 (In default) †	D/P	2,707,789	812

Sayre, Hlth. Care Fac. Auth. Rev. Bonds (Guthrie
Hlth.), Ser. A, 5 7/8s, 12/1/31	A	410,000	383,994

Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31
(Prerefunded)	AAA/P	750,000	853,253

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	500,000	352,345

Wilkes-Barre, Fin. Auth. (Wilkes U.), 5s, 3/1/22	BBB	560,000	468,675

			17,930,734
Puerto Rico (1.9%)
Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A
6s, 7/1/44	Baa3	1,200,000	1,128,300
6s, 7/1/38	Baa3	1,000,000	943,590

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
Ser. L, AMBAC, 5 1/4s, 7/1/38	A	1,845,000	1,543,029

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Fac. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	1,000,000	906,650

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. N, Cmnwlth. of PR Gtd.,
5 1/2s, 7/1/20	Baa3	2,250,000	2,160,651

			6,682,220
Rhode Island (0.4%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
6 1/8s, 6/1/32	BBB	2,025,000	1,519,459

			1,519,459
South Carolina (1.9%)
Georgetown Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5s, 8/1/30	BBB	175,000	109,202

Orangeburg Cnty., Solid Waste Disp. Fac. Rev.
Bonds (SC Elec. & Gas), AMBAC, 5.7s, 11/1/24	A	2,500,000	2,311,123

SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A,
6 1/2s, 8/15/32 (Prerefunded)	AAA	1,250,000	1,447,838

SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth.)
Ser. A, 7 3/8s, 12/15/21 (Prerefunded)	AAA/P	1,600,000	1,780,832
Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	890,000	1,031,214
Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	110,000	127,454

			6,807,663
South Dakota (1.0%)
SD Edl. Enhancement Funding Corp. SD Tobacco Rev.
Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	2,000,000	1,495,620

SD Hsg. Dev. Auth. Rev. Bonds (Home Ownership
Mtge.),
Ser. H, 5s, 5/1/28	AAA	390,000	386,377
Ser. J, 4 1/2s, 5/1/17	AAA	500,000	508,410

SD State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prairie Lakes Hlth. Care), 5.65s, 4/1/22	Baa1	1,105,000	968,411

			3,358,818

MUNICIPAL BONDS AND NOTES (135.1%)* cont.	Rating**	Principal amount	Value

Tennessee (0.2%)
Johnson City, Hlth. & Edl. Facs. Board Retirement
Fac. Rev. Bonds (Appalachian Christian Village),
Ser. A, 6 1/4s, 2/15/32	BB–/P	$1,000,000	$690,370

			690,370
Texas (12.9%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
Methodist Retirement)
Ser. A, 7s, 11/15/33	B+/P	600,000	427,332
5 7/8s, 11/15/18 #	B+/P	1,000,000	787,110
Ser. A, 5 7/8s, 11/15/18	B+/P	20,000	15,742
6s, 11/15/29	B+/P	1,450,000	937,425

Brazos River, Auth. Poll. Control Rev. Bonds
Ser. D-1, 8 1/4s, 5/1/33	Caa2	1,000,000	452,150
(TXU Energy Co., LLC), 5s, 3/1/41	Caa2	1,500,000	558,480

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (Dow Chemical), 5.9s, 5/1/28	BBB–	2,200,000	1,846,592

Dallas, Area Rapid Transit Rev. Bonds Sr. Lien,
5s, 12/1/33 T	AAA	10,000,000	10,144,000

Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Rev.
Bonds (American Airlines, Inc.), 6 3/8s, 5/1/35	CCC+	1,000,000	415,000

Denton, Indpt. School Dist. VRDN, Ser. 05-A,
0.55s, 8/1/35	A-1	2,000,000	2,000,000

Gulf Coast, Waste Disp. Auth. Rev. Bonds, Ser. A,
6.1s, 8/1/24	BBB	450,000	365,441

Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc.), Ser. E, 7s, 7/1/29	B3	500,000	345,000
(Continental Airlines, Inc.), Ser. E, 6 3/4s, 7/1/29	B3	8,675,000	5,985,750
(Special Fac. — Continental Airlines, Inc.),
Ser. E, 6 3/4s, 7/1/21	B3	1,600,000	1,216,000
(Continental Airlines, Inc.), Ser. C, 5.7s,
7/15/29	B3	2,500,000	1,377,825

Lufkin, Hlth. Fac. Dev. Corp. Hlth. Syst. Rev.
Bonds (Memorial Hlth. Syst. of East TX), 5 1/2s,
2/15/32	BBB+	500,000	356,140

Matagorda Cnty., Poll. Control Rev. Bonds (Dist.
No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	A	1,250,000	934,663

Mission, Econ. Dev. Corp. Solid Waste Disp. Rev.
Bonds (Allied Waste N.A. Inc.), Ser. A, 5.2s,
4/1/18	BBB	900,000	840,231

North TX, Thruway Auth. Rev. Bonds
Ser. A, 6s, 1/1/25	A2	1,000,000	1,062,270
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	1,750,000	1,629,443

North TX, Thruway Auth. stepped-coupon Rev.
Bonds, zero %, (6.5s, 1/1/15) 2043 ††	A2	3,000,000	1,957,350

Port Corpus Christi Indl. Dev. Corp. Rev. Bonds
(Valero), Ser. C, 5.4s, 4/1/18	Baa2	815,000	742,188

Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s,
10/1/21	Baa2	1,950,000	1,797,510

MUNICIPAL BONDS AND NOTES (135.1%)* cont.	Rating**	Principal amount	Value

Texas cont.
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds
(Northwest Sr. Hsg. Edgemere), Ser. A, 5 3/4s,
11/15/16	BB–/P	$425,000	$375,194
(Buckner Retirement Svcs., Inc.), 5 1/4s, 11/15/37	A–	900,000	711,189
(Air Force Village), 5 1/8s, 5/15/27	BBB+/F	4,000,000	2,939,360

Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.)
6s, 7/1/29	Baa3	4,150,000	2,956,085
6s, 7/1/25	Baa3	800,000	604,176
6s, 7/1/19	Baa3	800,000	668,984

TX State Dept. of Hsg. & Cmnty. Affairs Rev.
Bonds, Ser. C, GNMA/FNMA Coll., 6.9s, 7/2/24 #	AAA	850,000	883,227

			45,331,857
Utah (1.6%)
Carbon Cnty., Solid Waste Disp. Rev. Bonds
(Laidlaw Env.), Ser. A
7 1/2s, 2/1/10	BBB	1,550,000	1,555,379
7.45s, 7/1/17	B+/P	600,000	596,160

Murray City, Hosp. Rev. VRDN (IHC Hlth.
Svcs., Inc.), Ser. B, 0.45s, 5/15/37	VMIG1	2,000,000	2,000,000

Tooele Cnty., Harbor & Term. Dist. Port Fac. Rev.
Bonds (Union Pacific), Ser. A, 5.7s, 11/1/26
(Prerefunded)	Baa2	1,500,000	1,364,880

			5,516,419
Vermont (0.7%)
VT Hsg. Fin. Agcy. Rev. Bonds
Ser. 22, FSA, 5s, 11/1/34	AAA	520,000	519,761
(Single Fam.), Ser. 23, FSA, 5s, 5/1/34	AAA	880,000	874,254
Ser. 19A, FSA, 4.62s, 5/1/29	AAA	1,020,000	1,007,240

			2,401,255
Virginia (2.0%)
Albemarle Cnty., Indl. Dev. Auth. Res. Care Fac.
Rev. Bonds (Westminster-Canterbury), 5s, 1/1/24	B+/P	600,000	439,542

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac.
Rev. Bonds
(United Methodist), Ser. A, 6.7s, 6/1/27	BB+/P	295,000	248,529
(United Methodist), Ser. A, 6.7s, 6/1/27
(Prerefunded)	BB+/P	105,000	120,546
(United Methodist), Ser. A, 6 1/2s, 6/1/22	BB+/P	600,000	516,054
(Westminster-Canterbury), 5s, 10/1/22	BBB–	1,000,000	745,210

Hopewell, Indl. Dev. Auth. Env. Impt. Rev. Bonds
(Smurfit-Stone Container Corp.), 5 1/4s,
6/1/15 (In default) †	D	700,000	119,000

James Cnty., Indl. Dev. Auth. Rev. Bonds
(Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB–/P	1,500,000	1,051,980

Lynchburg, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds (Westminster-Canterbury)
5s, 7/1/31	BB/P	1,250,000	791,025
4 7/8s, 7/1/21	BB/P	1,000,000	721,180

WA Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	1,700,000	1,741,461

MUNICIPAL BONDS AND NOTES (135.1%)* cont.	Rating**	Principal amount	Value

Virginia cont.
Winchester, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds (Westminster-Canterbury), Ser. A, 5.2s,
1/1/27	BB/P	$700,000	$469,595

			6,964,122
Washington (1.9%)
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	2,000,000	1,517,180
6 1/2s, 6/1/26	BBB	2,000,000	1,895,440

WA State Hsg. Fin. Comm. Rev. Bonds (Single
Fam.), Ser. 3A, GNMA Coll., FNMA Coll., 4.15s,
12/1/25	Aaa	2,345,000	2,172,687

WA State Hsg. Fin. Comm. VRDN (Local 82 — JATC
Edl. Dev. Trust), 0.77s, 11/1/25	A-1+	1,200,000	1,200,000

			6,785,307
West Virginia (1.7%)
Harrison Cnty., Cmnty. Solid Waste Disp. Rev.
Bonds (Allegheny Energy), Ser. D, 5 1/2s,
10/15/37	Baa2	3,150,000	2,531,120

Mason Cnty., Poll. Control Rev. Bonds (Appalachian
Pwr. Co. Project), Ser. L, 5 1/2s, 10/1/11	BBB	725,000	689,968

Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	BB–	3,075,000	2,173,900

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B/P	735,000	571,271

			5,966,259
Wisconsin (3.7%)
Badger, Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28 (Prerefunded)	AAA	3,000,000	3,425,460
6 3/8s, 6/1/32 (Prerefunded) #	AAA	5,500,000	6,178,425

WI State Rev. Bonds, Ser. A, 6s, 5/1/27	AA–	2,000,000	2,136,280

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,250,000	1,247,625

			12,987,790
Wyoming (0.4%)
Sweetwater Cnty., Poll. Control VRDN
(Pacificorp.), Ser. B, 0.4s, 1/1/14	P-1	1,300,000	1,300,000

			1,300,000
Total municipal bonds and notes (cost $551,238,429)			$473,966,537

PREFERRED STOCKS (1.8%)*	Shares	Value

Charter Mac. Equity Trust 144A Ser. A, 6.625%
cum. pfd.	2,000,000	$2,001,480

MuniMae Tax Exempt Bond Subsidiary, LLC 144A
Ser. A-3, $4.95	2,000,000	1,346,080

MuniMae Tax Exempt Bond Subsidiary, LLC 144A
Ser. A, 6.875% cum. pfd.	4,000,000	2,996,320

Total preferred stocks (cost $8,000,000)		$6,343,880

COMMON STOCKS (—%)*	Shares	Value

Tembec, Inc. (Canada) †	1,750	$1,423

Total common stocks (cost $1,273,945)		$1,423

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Tembec, Inc. (Canada)	3/03/12	$0.00001	3,889	$505

Total warrants (cost $154,422)				$505

TOTAL INVESTMENTS

Total investments (cost $560,666,796)				$480,312,345

* Percentages indicated are based on net assets applicable to common shares of $350,826,926.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at April 30, 2009 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at April 30, 2009 and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# A portion of these securities was pledged and segregated with the custodian to cover collateral and margin requirements for futures contracts at April 30, 2009.

T Underlying security in a tender option bond transaction. The security has been segregated as collateral for financing transactions.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on ARP, Mandatory Put Bonds, FRB and FRN are the current interest rates at April 30, 2009.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at April 30, 2009 (as a percentage of net assets):

Health care	46.7%
Utilities	19.3
Prerefunded	14.0
Industrial/Commodity	11.6

FUTURES CONTRACTS OUTSTANDING at 4/30/09 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 5 yr (Short)	54	$6,325,595	Jun-09	$(5,103)

U.S. Treasury Note 10 yr (Short)	101	12,214,689	Jun-09	52,285

Total				$47,182

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (” SFAS 157” ). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of April 30, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$1,928	$47,182

Level 2	480,310,417	—

Level 3	—	—

Total	$480,312,345	$47,182

Other financial instruments include futures contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $560,666,796)	$480,312,345

Cash	1,205,159

Interest and other receivables	9,500,150

Receivable for investments sold	1,490,269

Receivable for variation margin (Note 1)	19,781

Total assets	492,527,704

LIABILITIES

Distributions payable to shareholders	2,189,178

Distributions payable to preferred shareholders (Note 1)	5,333

Payable for compensation of Manager (Note 2)	628,289

Payable for investor servicing fees (Note 2)	14,193

Payable for custodian fees (Note 2)	2,748

Payable for Trustee compensation and expenses (Note 2)	135,027

Payable for administrative services (Note 2)	1,848

Payable for floating rate notes issued (Note 1)	15,001,333

Other accrued expenses	222,829

Total liabilities	18,200,778

Series A remarketed preferred shares: (245 shares
authorized and issued at $100,000 per share) (Note 4)	24,500,000

Series C remarketed preferred shares: (1,980 shares
authorized and issued at $50,000 per share) (Note 4)	99,000,000

Net assets	$350,826,926

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$514,406,970

Undistributed net investment income (Note 1)	1,404,150

Accumulated net realized loss on investments (Note 1)	(84,676,925)

Net unrealized depreciation of investments	(80,307,269)

Total — Representing net assets applicable to common shares outstanding	$350,826,926

COMPUTATION OF NET ASSET VALUE

Net asset value per common share ($350,826,926 divided by 57,288,363 shares)	$6.12

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/09 (Unaudited)

INTEREST INCOME	$16,054,858

EXPENSES

Compensation of Manager (Note 2)	$1,282,874

Investor servicing fees (Note 2)	82,438

Custodian fees (Note 2)	5,764

Trustee compensation and expenses (Note 2)	19,377

Interest and fee expense (Note 1)	121,680

Administrative services (Note 2)	16,035

Preferred share remarketing agent fees	148,463

Other	175,505

Total expenses	1,852,136

Expense reduction (Note 2)	(6,154)

Net expenses	1,845,982

Net investment income	14,208,876

Net realized loss on investments (Notes 1 and 3)	(6,197,862)

Net realized loss on futures contracts (Note 1)	(3,458,453)

Net unrealized appreciation of investments and futures
contracts during the period	2,860,020

Net loss on investments	(6,796,295)

Net increase in net assets resulting from operations	$7,412,581

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From taxable net investment income	(52,102)

From tax exempt net investment income	(775,342)

Net increase in net assets resulting from operations
(applicable to common shareholders)	$6,585,137

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/09*	Year ended 10/31/08

Operations:
Net investment income	$14,208,876	$29,499,982

Net realized loss on investments	(9,656,315)	(8,284,622)

Net unrealized appreciation (depreciation) of investments	2,860,020	(94,467,272)

Net increase (decrease) in net assets resulting from operations	7,412,581	(73,251,912)

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income

Taxable net investment income	(52,102)	(65,649)

From tax exempt net investment income	(775,342)	(6,467,955)

Net increase (decrease) in net assets resulting from operations
(applicable to common shareholders)	6,585,137	(79,785,516)

DISTRIBUTIONS TO COMMON SHAREHOLDERS: (NOTE 1)

From ordinary income

Taxable net investment income	(230,917)	(136,890)

From tax exempt net investment income	(12,383,981)	(21,353,299)

Increase from issuance of common shares in connection with
the merger of Putnam high Yield Municipal Trust ( Note 6)	—	141,608,656

Decrease from capital shares repurchased (Note 5)	—	(5,522,844)

Total increase (decrease) in net assets	(6,029,761)	34,810,107

NET ASSETS

Beginning of period	356,856,687	322,046,580

End of period (including undistributed net investment
income of $1,404,150 and $637,616, respectively)	$350,826,926	$356,856,687

NUMBER OF FUND SHARES

Common shares outstanding at beginning of period	57,288,363	40,070,923

Shares repurchased (Note 5)	—	(789,594)

Shares issued in connection with the merger of Putnam High
Yield Municipal Trust (Note 6)	—	18,007,034

Common shares outstanding at end of period	57,288,363	57,288,363

Remarketed preferred shares outstanding at beginning of period	2,970	1,750

Preferred shares issued in connection with the merger of
Putnam High Yield Municipal Trust ( Note 6)	—	900

Preferred shares issued — Series C (Note 4)	—	650

Preferred shares redeemed — Series A (Note 4)	(250)	(55)

Preferred shares redeemed — Series B (Note 4)	(495)	(55)

Preferred shares redeemed — Series C (Note 4)	—	(220)

Remarketed preferred shares outstanding at end of period	2,225	2,970

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

Six months ended**				Year ended

	4/30/09	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Net asset value, beginning of period
(common shares)	$6.23	$8.04	$8.37	$8.20	$8.18	$7.98
Investment operations:

Net investment income [a]	.25	.56	.55	.53	.51	.54

Net realized and unrealized
gain (loss) on investments	(.13)	(1.84)	(.34)	.13	.04	.20

Total from investment operations	.12	(1.28)	.21	.66	.55	.74
Distributions to preferred shareholders:

From net investment income	(.01)	(.12)	(.15)	(.13)	(.08)	(.04)

Total from investment operations
(applicable to common shareholders)	.11	(1.40)	.06	.53	.47	.70
Distributions to common shareholders:

From net investment income	(.22)	(.42)	(.41)	(.41)	(.45)	(.50)

Total distributions	(.22)	(.42)	(.41)	(.41)	(.45)	(.50)

Increase from shares repurchased	—	.01	.02	.05	— [e]	—

Net asset value, end of period
(common shares)	$6.12	$6.23	$8.04	$8.37	$8.20	$8.18

Market price, end of period
(common shares)	$5.72	$5.70	$7.18	$7.58	$7.15	$7.29

Total return at market price (%)
(common shares) [b]	4.47*	(15.69)	(.14)	12.07	4.21	6.35

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares) (in thousands)	$350,827	$356,857	$322,047	$373,773	$386,437	$386,073

Ratio of expenses to
average net assets (%) [c,d]	.59* f	1.28 [f]	1.21	1.14	1.30	1.28

Ratio of net investment income
to average net assets (%) [c]	3.99*	5.87	4.79	4.83	5.18	6.12

Portfolio turnover (%)	5.86*	40.77	15.26	23.14	21.87	25.54

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

d Includes amounts paid through expense offset arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Includes interest and fee expense associated with borrowings which amounted to 0.04% of the average net assets for the periods ended October 31, 2008 and April 30, 2009 (Note 1).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Managed Municipal Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund’s investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes does not involve undue risk to income or principal. Up to 60% of the fund’s assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation: Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted and illiquid securities and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income: Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts: The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Tender option bond transactions: The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (“TOB trust”) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At April 30, 2009, the fund’s investments with a value of $30,548,633 were held by the TOB trust and served as collateral for $15,001,333 in floating-rate bonds outstanding. During the period ended April 30, 2009, the fund incurred interest expense of $87,618 for these investments based on an average interest rate of 1.16%.

E) Federal taxes: It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At October 31, 2008, the fund had a capital loss carryover of $73,799,429 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$ 2,506,818	October 31, 2009

4,408,636	October 31, 2010

38,152,374	October 31, 2011

12,656,387	October 31, 2012

574,057	October 31, 2013

3,275,525	October 31, 2014

954,441	October 31, 2015

11,271,191	October 31, 2016

As a result of the February 15, 2008 merger of Putnam High Yield Municipal Trust into the fund, the fund acquired $21,435,672 in capital loss carryovers of which $19,692,721 remain and are subject to limitations imposed by the Code. The acquired capital loss carryover and the expiration dates are:

Loss Carryover	Expiration

$ 865,353	October 31, 2009

678,750	October 31, 2010

12,315,216	October 31, 2011

4,095,518	October 31, 2012

273,437	October 31, 2013

899,265	October 31, 2014

565,182	October 31, 2015

The aggregate identified cost on a tax basis is $560,341,700, resulting in gross unrealized appreciation and depreciation of $9,794,717 and $89,824,072, respectively, or net unrealized depreciation of $80,029,355.

F) Distributions to shareholders: Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period for Series A shares and a 7 day period for Series C shares. The applicable dividend rate for the remarketed preferred shares on April 30, 2009 was 0.33 % for Series A and 0.33% for Series C.

From February 2008 through April 30, 2009, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, the dividends paid on the remarketed preferred shares has been at the “maximum dividend rate”, pursuant to the fund’s by-laws, which, based on the current credit quality of remarketed preferred shares, equals 110% of the 60-day “AA” composite commercial paper rate.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Determination of net asset value: Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average weekly net assets attributable to common and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average weekly net assets attributable to common and preferred shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million, with additional breakpoints at higher asset levels.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management and administrative service fees rate under the contracts multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by PFTC during the six months ended April 30, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended April 30, 2009, the fund’s expenses were reduced by $6,154 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $431, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended April 30, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $25,940,929 and $91,045,125, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Preferred shares

On February 19, 2008, Putnam High Yield Municipal Trust merged with and into the fund. A related two-for-one stock split of Series C remarketed preferred shares of Putnam Managed Municipal Income Trust reduced the liquidation preference of these shares from $100,000 to $50,000 per share. The stock split was necessary to accommodate the different per-share liquidation preferences of preferred shares of the merging series, and did not affect the aggregate liquidation preference of preferred shares held by any shareholder.

The Series A (245), and Series C (1,980) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share for Series A, and at $50,000 per share for Series C, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

In August and September 2008, the fund redeemed 55 Series A, 55 Series B and 220 Series C Remarketed Preferred shares. The redemption price was equal to the liquidation preference per share ($100,000 for Series A and B: $50,000 Series C) of each series of preferred shares, plus accumulated but unpaid dividends as of the following redemption dates: September 3, 2008 for Series A, September 17, 2008 for Series B and August 20, 2008 for Series C Remarketed Preferred shares. The August and September 2008 preferred share redemptions represented 10% of the fund’s $220,000,000 in outstanding preferred shares.

On December 10, 2008 the fund redeemed the remaining 495 Series B Remarketed Preferred shares; this redemption represented approximately 25% of the fund’s $198,000,000 in outstanding preferred shares.

On January 21, 2009 the fund redeemed an additional 250 Series A Remarketed Preferred shares; this redemption represented approximately 17% of the fund’s $148,500,000 in outstanding preferred shares.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2008, no such restrictions have been placed on the fund.

Note 5: Share repurchase program

In September 2008, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2009 (based on shares outstanding as of October 7, 2008). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the six months ended April 30, 2009, the fund has not repurchased any common shares.

Note 6: Acquisition of Putnam High Yield
Municipal Trust

On February 19, 2008, the fund issued 18,007,034 common shares, in exchange for common shares of Putnam High Yield Municipal Trust to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The common net assets of the fund and Putnam High Yield Municipal Trust on February 15, 2008, were $310,693,597 and $141,608,656 respectively. On February 15, 2008, Putnam High Yield Municipal Trust had distributions in excess of net investment income of $181,134, accumulated net realized loss of $24,733,409 and unrealized appreciation of $3,004,507. The aggregate common net assets of the fund immediately following the acquisition were $452,302,253.

On February 19, 2008, the fund also issued 900 Series C remarketed preferred shares in exchange for

900 Series A remarketed preferred shares of Putnam High Yield Municipal Trust. The liquidation preference of these shares was $45,000,000.

Information presented in the Statement of changes in net assets reflects only the operations of Putnam Managed Municipal Income Trust.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In April 2009, FASB issued a new FASB Staff Position FSP FAS 157-4 which amends FASB Statement No. 157, Fair Value Measurements, and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure by reporting entities with respect to categories of assets and liabilities carried at fair value. Putnam Management believes applying the provisions of FSP FAS 157-4 will not have a material impact on the funds financial statements.

Note 9: Actions by Trustees

In September and October 2008, the Board of Trustees approved a plan to merge the fund into Putnam Tax-Free High Yield Fund, an open-end fund, subject to a number of conditions including shareholder approval. In June 2009, following significant changes in market conditions, the Trustees authorized Putnam Investments to suspend further efforts to implement the merger. The Trustees and Putnam Investments announced that it is not certain when, or if, conditions may emerge that would make it advisable to renew efforts to complete the merger.

Note 10: Market conditions

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	Beth S. Mazor
Putnam Investment	Robert L. Reynolds	Vice President
Management, LLC	W. Thomas Stephens
One Post Office Square	Richard B. Worley	James P. Pappas
Boston, MA 02109		Vice President
Officers
Marketing Services	Charles E. Haldeman, Jr.	Francis J. McNamara, III
Putnam Retail Management	President	Vice President and
One Post Office Square		Chief Legal Officer
Boston, MA 02109	Charles E. Porter
	Executive Vice President,	Robert R. Leveille
Custodian	Principal Executive Officer,	Vice President and
State Street Bank	Associate Treasurer and	Chief Compliance Officer
and Trust Company	Compliance Liaison
Mark C. Trenchard
Legal Counsel	Jonathan S. Horwitz	Vice President and
Ropes & Gray LLP	Senior Vice President	BSA Compliance Officer
and Treasurer
Trustees		Judith Cohen
John A. Hill, Chairman	Steven D. Krichmar	Vice President, Clerk and
Jameson A. Baxter,	Vice President and	Assistant Treasurer
Vice Chairman	Principal Financial Officer
Ravi Akhoury		Wanda M. McManus
Charles B. Curtis	Janet C. Smith	Vice President, Senior Associate
Robert J. Darretta	Vice President, Principal	Treasurer and Assistant Clerk
Myra R. Drucker	Accounting Officer and
Charles E. Haldeman, Jr.	Assistant Treasurer	Nancy E. Florek
Paul L. Joskow		Vice President, Assistant Clerk,
Elizabeth T. Kennan	Susan G. Malloy	Assistant Treasurer and
Kenneth R. Leibler	Vice President and	Proxy Manager
Robert E. Patterson	Assistant Treasurer

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (putnam.com) anytime for up-to-date information about the fund’s NAV.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA700 256619 6/09

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs

November 1 -	-	-	-
November 30, 2008				5,728,836
December 1 -	-	-	-
December 31, 2008				5,728,836
January 1 -	-	-	-
January 31, 2009				5,728,836

February 1 -	-	-	-
February 28, 2009				5,728,836
March 1 -	-	-	-
March 31, 2009				5,728,836
April 1 -	-	-	-
April 30, 2009				5,728,836

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 2,360,317 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 4,720,634 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. In September 2007, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 4,019,074 shares through October 7, 2008. In September 2008, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 5,728,836 shares through October 7, 2009.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed Municipal Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: June 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 29, 2009